Exhibit 32.01

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Network USA, Inc. (the "Company") on Form 10-QSB for the quarter ended January 31, 2004 as filed with the Securities and Exchange Commission on March 12, 2004 ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2004                       /s/ Richard J. Church
                                                --------------------------------
                                                Richard J. Church
                                                Chief Executive Officer
                                                and Chief Financial Officer